SEI INSTITUTIONAL MANAGED TRUST

Multi-Asset Income Fund
(the "Fund")

Supplement Dated February 17, 2023
to the Class F Shares Prospectus and Class Y Shares Prospectus, each dated January 31,
2023 (the "Prospectuses")

This Supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with such Prospectuses.

The Prospectuses are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

SSGA Funds Management, Inc. no longer serves as a sub-adviser to the Fund. As such, all references to SSGA Funds Management, Inc. are hereby deleted from the Prospectuses.

In the Fund Summary for the Fund, under the heading titled "Principal Investment Strategies," the following hereby replaces the second sentence of the second paragraph:

SIMC directly manages a portion of the Fund's portfolio.

In the Fund Summary of the Fund, under the heading titled "Management," in the chart under the sub-heading titled "Investment Adviser and Portfolio Managers," the following text is hereby added:

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2022	Portfolio Manager

In addition, under the section titled "Investment Adviser," the ninth and tenth paragraphs thereunder are hereby deleted and replaced with the following:

Eugene Barbaneagra, CFA, serves as Portfolio Manager for the Multi-Asset Income Fund. Mr. Barbaneagra serves as a Portfolio Manager within the Investment Management Unit. Mr. Barbaneagra is responsible for portfolio strategy of US and Global Managed Volatility Funds and a number of core Global Equity Funds. Prior to joining SEI in 2002, Mr. Barbaneagra worked with the Vanguard Group. Mr. Barbaneagra earned his Bachelor of Science degrees in Business Administration/Finance and Management of Information Systems from Drexel University. Mr. Barbaneagra also earned his Master of Science in Risk Management and Financial Engineering from Imperial College London. Mr. Barbaneagra is CFA charterholder and a member of UK Society of Investment Professionals.

SIMC serves as investment adviser to the Funds. With respect to the Multi-Asset Income Fund, Mr. Treftz develops and oversees the covered call writing strategy that the Sub-Advisers implement. Mr. Treftz and Mr. Barbaneagra directly manage a portion of the assets of the Multi-Asset Income Fund. Mr. Treftz may also, to a limited extent, directly manage a portion of the assets in the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds in a manner that SIMC believes will help each Fund achieve its investment goals.

There are no other changes to the Portfolio Management of the Fund.

There are no other changes to the Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1436 (02/23)

SEI INSTITUTIONAL MANAGED TRUST

Multi-Asset Income Fund
(the "Fund")

Supplement Dated February 17, 2023
to the Statement of Additional Information, dated January 31, 2023 (the "SAI")

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Change in Portfolio Management of the Fund

SSGA Funds Management, Inc. no longer serves as a sub-adviser to the Fund. As such, all references to SSGA Funds Management, Inc. are hereby deleted from the SAI.

In the section titled "Investment Objectives and Policies," under the heading titled "Multi-Asset Income Fund," the following hereby replaces the second sentence of the third paragraph:

SIMC directly manages a portion of the Fund's portfolio.

Under the section titled "The Adviser and Sub-Advisers," under the heading titled "Portfolio Management," under the sub-heading titled "SIMC," the following text is added under "Ownership of Fund Shares":

Portfolio Manager	Dollar Range of Fund Shares
Eugene Barbaneagra, CFA	$0

In addition, under the same sub-heading, the following text is added under "Other Accounts":

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Eugene Barbaneagra, CFA	2	$1.06	3	$1.34	12	$0.67

In the section titled "Portfolio Transactions," the following is hereby inserted immediately prior to the portfolio turnover information:

Brokerage with Fund Affiliates. It is expected that certain of the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act and rules, or any orders of the SEC. These provisions require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Funds may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with payment of certain of the Funds' expenses by such broker-dealers. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations or any orders of the SEC.

There are no other changes to the Portfolio Management of the Fund.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1437 (02/23)